UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On March 4, 2020, Gevo, Inc. ("Gevo") posted an investor presentation to its website at https://investors.gevo.com/. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Disclosure Channels to Disseminate Information

Investors of Gevo and others should note that Gevo announces material information to the public about the company, technology, products and other issues through a variety of means, including Gevo’s website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. Gevo encourages investors and others to review the information it makes public in the locations below as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Interested in keeping up with Gevo?

For more information on Gevo, its technology and products, please visit: https://gevo.com/

For more information for Gevo investors, please visit: https://investors.gevo.com/

For the latest information from Gevo, including press releases, please visit: https://investors.gevo.com/news/

For additional information, please follow Gevo’s Twitter account: twitter.com/Gevo_Inc

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Gevo, Inc. Investor Presentation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: March 4, 2020	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
General Counsel and Secretary